Investcorp Credit Management BDC, Inc. Investor Update Presentation March 31, 2026 Exhibit 99.2

Forward-looking Statements and Disclosures Statements included in this presentation may contain “forward-looking statements,” which relate to future performance or financial condition of Investcorp Credit Management BDC, Inc. (“ICMB”). Forward-looking statements are based on estimates, projections, beliefs and assumptions of ICMB’s management at the time of such statements, which change over time, and are not guarantees of future performance or results. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by ICMB with the Securities and Exchange Commission. Forward-looking statements are made as of the date of this presentation, or as of the prior date referenced in this presentation and are subject to change without notice. ICMB undertakes no duty to update any forward-looking statement made herein except as required by law. This presentation is neither an offer to sell nor a solicitation of an offer to buy ICMB’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to ICMB, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and ICMB’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of ICMB.

Suhail A. Shaikh Chief Executive Officer & Chief Investment Officer Investment Committee Member Michael C. Mauer Chairman of the Board of Directors & Vice Chairman Investment Committee Member INVESTMENT PROFESSIONALS FINANCE PROFESSIONALS Investcorp Credit Management BDC, Inc. - Investment Team Andrew Muns Chief Financial Officer & Chief Operating Officer Investment Committee Member Branko Krmpotic Advisor Investment Committee Member Timothy Waller Principal Investment Committee Member Emily Broderick Vice President David Rubin Vice President Therese Dyman Consultant Darius Tam Associate Melody Atumah Associate Note: Team members listed above are as of March 31, 2026 and are subject to change. Aamer Jooma Associate Jacqueline Hanabergh Vice President Jonathon Monaco Associate

Use of Proceeds Borrower Focus General Investment Parameters Investment Structures Organic Growth Acquisitions Market / Product Expansion Refinancings and Recapitalizations Established companies with a history of positive operating cash flow Defensible and sustainable business Seasoned management team with meaningful equity ownership Significant Invested Capital Investment Partnerships Ability to exert meaningful influence Exit strategy Revenues: $50MM+2 EBITDA: $15MM+2 Investment Size: $5MM -- $25MM First and Second Lien Loans Unitranche Loans Mezzanine Loans/Structured Equity Unsecured Loans Equity Components Investcorp Credit Management BDC, Inc. - Investment Criteria1 1 We expect our target portfolio companies to exhibit some, or all, or these characteristics at the time of the initial investment, although not all of our portfolio companies will meet these criteria. 2 ICMB may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets.

Investcorp Credit Management BDC, Inc. – Overview as of March 31, 2026 Issuer Investcorp Credit Management BDC, Inc. (NASDAQ: ICMB) Investment Manager CM Investment Partners LLC (“CMIP”) Formation Formed as CM Finance LLC in 2012; IPO in February 2014 Market Capitalization $23.4 million Investment Portfolio1 $151.4 million Leverage Gross Debt-Equity of 2.05x / Net Debt-Equity of 1.83x A 1 At Fair Value. Please see Form 10-Q filed with the SEC for details.

1 Top 10 Holdings sorted by FMV; Equity investments may include Preferred Equity. 2 For Common Equity investments, there is no "Principal" concept, which should bridge most of the value differences between the "Amortized Cost" and "Principal" columns. 3 Based on the total Fair Market Value (FMV) of the portfolio except for cash margin, which is based only on Debt FMV; 3M SOFR estimate of 3.65% was utilized. 4 Figures may not tie to 10Q due to rounding. Investcorp Credit Management BDC, Inc.’s portfolio spans across 34 individual portfolio company investments, 18 GICS Level 3 industries, and 67 positions across both debt and equity investments with a total Fair Market Value (FMV) of $151.4 million Approximately 83% of the portfolio is comprised of Senior Secured Debt, providing priority in the capital structure The weighted-average coupon (including PIK and Base Rate where applicable) of the debt portfolio is ~9% (~17% of FMV has a PIK component) with a weighted-average net leverage of 5.8x and interest coverage ratio of 2.1x Approximately 87% of portfolio FMV has Risk Ratings of '2' or '3' Overview Top Holdings ($000) 1 Summary Statistics ($mm) 3 Risk Rating and Industry Split 3 18 Industries 4 34 Companies Investcorp Credit Management BDC, Inc. – Portfolio as of March 31, 2026

Quarterly Highlights Portfolio Results (as of 03/31/26) Portfolio Activity (01/01/2026-03/31/2026) ICMB fully realized its investments in three portfolio companies during the quarter, totaling $12.7 million in proceeds. The internal rate of return on these investments was 10.67%. During the quarter, ICMB made an investment in one existing portfolio company. The investment was $0.1 million, at cost. During the quarter, the Company had net repayments of $0.7 million on delayed draw and revolving credit commitments to portfolio companies. The weighted average yield on debt investments, at fair market value, as of March 31, 2026, was 11.95%, compared to 10.56% for the quarter ended December 31, 2025. Net asset value decreased $0.60 per share to $3.65, compared to $4.25 as of December 31, 2025. Net assets decreased by $8.6 million, or 14.07%, during the quarter ended March 31, 2026 compared to December 31, 2025. On March 30, 2026, ICMB refinanced its existing 4.875% Notes with new unsecured notes provided by an affiliate of its investment adviser with a floating rate of interest of SOFR plus 5.5% and a maturity of July 1, 2029. Total assets $164.6 mm Investment portfolio, at fair value $151.4 mm Net assets $52.7 mm Total capital invested in existing portfolio companies 1$1.2 mm Total proceeds from repayments, sales, and amortization 2$14.0 mm Number of portfolio companies, end of period 34 Investcorp Credit Management BDC, Inc. – Portfolio as of March 31, 2026 1 Includes gross advances for delayed draw and revolving credit commitments and PIK interest to existing portfolio companies. 2 Includes gross repayments on existing delayed draw and revolving credit commitments to portfolio companies.

Selected Financial Highlights Quarter Ended March 31, 2025 Quarter Ended June 30, 2025 Quarter Ended September 30, 2025 Quarter Ended December 31, 2025 Quarter Ended March 31, 2026 Investment Portfolio at Fair Value $ 192,447,870 $ 204,130,679 $ 196,135,047 $ 172,658,862 $ 151,419,307 Debt at Cost 119,713,298 134,384,899 127,556,500 123,128,101 108,111,220 Net Assets 78,101,453 75,984,224 72,703,326 61,326,012 52,697,350 Ending Debt to Equity Ratio 1.53x 1.77x 1.75x 2.02x 2.05x Per Share Data Quarter Ended March 31, 2025 Quarter Ended June 30, 2025 Quarter Ended September 30, 2025 Quarter Ended December 31, 2025 Quarter Ended March 31, 2026 Net Asset Value per Share $5.42 $5.27 $5.04 $4.25 $3.65 Net Investment Income before taxes per Share $0.05 $0.06 $0.04 $0.02 $0.02 Net Increase/(Decrease) in Net Assets Resulting from Operations per Share $0.15 $(0.03) $(0.09) $(0.65) $(0.60) Dividends Declared per Share $0.12 $0.12 $0.141 $0.141 NIL 1 Includes a quarterly distribution of $0.12 per share and a supplemental distribution of $0.02 per share. Investcorp Credit Management BDC, Inc.

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